Manulife GA Trust
Portfolio of investments 3-31-26 (unaudited)

	Rate (%)	Maturity date	Par value^	Value

Senior loans (A)(B) 11.1%				$11,119,921
(Cost $11,120,293)
Consumer staples 2.3%				2,345,754
Food products 2.3%
Tribute Bakery Upper Intermediate LLC, Delayed Draw Term Loan B (C)	—	03-18-31	80,515	79,710
Tribute Bakery Upper Intermediate LLC, Revolver (C)	—	03-18-31	172,533	170,807
Tribute Bakery Upper Intermediate LLC, Term Loan A (1 month CME Term SOFR + 5.000%)	8.668	03-18-31	2,116,402	2,095,237
Health care 2.8%				2,833,002
Health care providers and services 2.8%
Align Enta Intermediate, Inc., 2026 Long Term Delayed Draw Term Loan (C)	—	03-25-32	586,088	583,157
Align Enta Intermediate, Inc., 2026 Revolver (C)	—	03-25-32	146,522	145,057
Align Enta Intermediate, Inc., 2026 Short Term Delayed Draw Term Loan (C)	—	03-25-32	293,044	291,579
Align Enta Intermediate, Inc., 2026 Term Loan (3 month CME Term SOFR + 4.750%)	8.429	03-25-32	1,831,524	1,813,209
Industrials 2.0%				1,997,580
Machinery 2.0%
Specialty Manufacturing Holdings LLC, Delayed Draw Term Loan (C)	—	03-31-33	310,238	308,687
Specialty Manufacturing Holdings LLC, Revolver (3 month CME Term SOFR + 4.500%) (C)	8.200	03-31-33	138,095	136,714
Specialty Manufacturing Holdings LLC, Term Loan (3 month CME Term SOFR + 4.500%)	8.200	03-31-33	1,567,857	1,552,179
Information technology 1.6%				1,583,112
IT services 1.6%
Cyber Advisors LLC, Delayed Draw Term Loan (C)	—	03-12-32	664,894	661,569
Cyber Advisors LLC, Revolver (C)	—	03-12-32	177,305	175,532
Cyber Advisors LLC, Term Loan (3 month CME Term SOFR + 4.750%)	8.425	03-12-32	753,546	746,011
Materials 2.4%				2,360,473
Chemicals 2.4%
Matrix US Bidco, Inc., Delayed Draw Term Loan (C)	—	03-23-33	666,135	662,804
Matrix US Bidco, Inc., Revolver (C)	—	03-23-33	266,454	263,789
Matrix US Bidco, Inc., Term Loan (3 month CME Term SOFR + 4.500%)	8.185	03-23-33	1,448,364	1,433,880

	Yield (%)	Shares	Value

Short-term investments 92.2%			$92,409,062
(Cost $92,409,062)
Short-term funds 92.2%			92,409,062
State Street Institutional U.S. Government Money Market Fund, Premier Class	3.5918(D)	92,409,062	92,409,062

See notes to Portfolio of investments.

Manulife GA Trust
Portfolio of investments 3-31-26 (unaudited)

Total investments (Cost $103,529,355) 103.3%	$103,528,983
Less unfunded loan commitments (3.5%)	(3,491,465)
Net investments (Cost $100,037,890) 99.8%	$100,037,518
Other assets and liabilities, net 0.2%	222,266
Total net assets 100.0%	$100,259,784

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend
CME	CME Group Published Rates
SOFR	Secured Overnight Financing Rate
(A)	Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy.
(B)	Senior loans are variable rate obligations which generally pay interest rates that are periodically redetermined by reference to a base lending rate and spread, which are both subject to change. The rate shown represents the rate at period end.
(C)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread of the funded portion, if any. No interest rate is determined for unfunded positions. See Notes to Portfolio of investments for more information.
(D)	The rate shown is the annualized seven-day yield as of 3-31-26.
See notes to Portfolio of investments.

Manulife GA Trust
Notes to Portfolio of investments 3-31-26 (unaudited)

Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in senior loans. Manulife Investment Management Private Markets (US) LLC (the Advisor), assisted by its Pricing Committee (composed of officers of the Advisor and its affiliates), determines the fair value of the fund’s securities that are not publicly traded or whose market prices are not readily available pursuant to procedures established by the Advisor and adopted by the Board of Trustees. In connection with that determination, portfolio valuations are prepared in accordance with the Advisor’s valuation policy using valuation obtained from independent valuation firms and/or proprietary models.
Valuation techniques include discounted cash flow models, comparison with similar instruments for which  observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates. For senior loans, the fund uses valuations from independent valuation firms, which are based on models developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.
Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

Manulife GA Trust
Notes to Portfolio of investments 3-31-26 (unaudited)

The following is a summary of the values by input classification of the fund’s investments as of March 31, 2026 by major security category or type:
	Total value at 3-31-26	Level 1 quoted price	Level 2 Significant observable inputs	Level 3 Significant unobservable inputs
Investments in securities:
Assets
Senior loans (less unfunded loan commitments)	$7,628,456	—	—	$7,628,456
Short-term investments	92,409,062	$92,409,062	—	—
Total investments in securities	$100,037,518	$92,409,062	—	$7,628,456
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.
Senior loans
Balance as of 2-12-26 (date of commencement)	—
Purchases	$7,639,844
Sales	(11,502)
Realized gain (loss)	114
Net amortization of (premium) discount	372
Change in unrealized appreciation (depreciation)	(372)
Balance as of 3-31-26	$7,628,456
Change in unrealized appreciation (depreciation) at period end[1]	$(372)

[1]	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.
The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.
	Fair Value at 3-31-26	Valuation technique	Significant unobservable inputs	Input/Range*	Input weighted average*
Senior loans	$7,628,456	Recent transaction	Transaction price	$99.00 - $99.50	$99.00
*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.
A change to unobservable inputs of the fund’s Level 3 securities as of March 31, 2026 could have resulted in changes to the fair value measurement, as follows:
Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Transaction price	Increase	Decrease
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Manulife GA Trust
Notes to Portfolio of investments 3-31-26 (unaudited)

As of March 31, 2026, the fund had the following unfunded commitments outstanding:
Unfunded Senior Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
Align Enta Intermediate, Inc.	$879,132	$146,522	($17)
Cyber Advisors LLC	664,894	177,305	(45)
Matrix US Bidco, Inc.	666,135	266,454	(20)
Specialty Manufacturing Holdings LLC	310,238	127,737	(2)
Tribute Bakery Upper Intermediate LLC	80,515	172,533	(19)
Total	$2,600,914	$890,551	($103)
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent prospectus.